SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:
                                 March 23, 1998
                             ----------------------
                        (Date of earliest event reported)



                            Electric Lightwave, Inc.
          -------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


     Delaware                    0-23393                    93-1035711
------------------        ---------------------        --------------------

(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation)                                              Identification No.)


8100 NE Parkway Drive, Suite 150, Vancouver, WA       98662
------------------------------------------------    ----------
(Address of principal executive offices)            (Zip Code)

                                 (360) 892-1000
                           ---------------------------
              (Registrant's telephone number, including area code)

                           No change since last report
                      -------------------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events.
         -------------


                            Electric Lightwave, Inc.
                           Quarterly Financial Results
                      For the year ended December 31, 1997
                                 (in thousands)


                             -------------------------------------------------------------------------------
                                                      4th              3rd             2nd            1st
                                      Total         Quarter          Quarter         Quarter        Quarter
                             -------------------------------------------------------------------------------
Revenues:
Dedicated services                  $33,522         $10,221          $9,184          $8,036          $6,081
Local dial tone services             10,565           4,430           2,893           1,997           1,245
Long distance services                8,140           2,042           2,655           1,942           1,501
Enhanced services                     8,857           2,548           2,346           2,271           1,692
                             -------------------------------------------------------------------------------

Total revenues                      $61,084         $19,241         $17,078         $14,246         $10,519

Operating Expenses:
    Network Access expenses          29,546          10,259           7,341           7,016           4,930
    Sales and Marketing expenses     13,905           4,504           2,734           3,761           2,906
    Depreciation and
     Amortization                    11,167           3,566           1,998           2,786           2,817
    Other Operating expenses         40,561           9,485          10,713          10,426           9,937
                             -------------------------------------------------------------------------------
Total operating expenses             95,179          27,814          22,786          23,989          20,590

Loss from operations                (34,095)         (8,573)         (5,708)         (9,743)        (10,071)

Interest expense, net                 1,166             653             211             211              91
                             -------------------------------------------------------------------------------
Net loss before income              (35,261)         (9,226)         (5,919)         (9,954)        (10,162)
  tax benefit

Income tax benefit                   (1,316)         (1,316)               -               -               -
                             -------------------------------------------------------------------------------
Net loss                           $(33,945)        $(7,910)        $(5,919)        $(9,954)       $(10,162)
                                   =========        ========        ========        ========       ==========

                                   SIGNATURES
                            ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                       -----------------------------------
                                   Registrant



                              By: /s/ Kerry D. Rea
                          ----------------------------
                          Vice President and Controller



Date:    March 23, 1998